March 26, 2001

Dear Shareholders:

     We cordially invite you to attend the Annual Meeting of the Shareholders of The Banc Stock Group, Inc. (the "Company") to be held at the Company's office located at 1105 Schrock Road, 8th Floor Board Room, Columbus, Ohio 43229, on Thursday, April 26, 2001, at 10:00 A.M.

     The attached Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of PricewaterhouseCoopers LLP, the Company's independent accountants, will be present to respond to any questions you may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

     Sincerely,

     THE BANC STOCK GROUP, INC.



     Roderick H. Dillon, Jr.
     President & CEO



             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 26, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Banc Stock Group, Inc. (the "Company") will be held at the Company's office located at 1105 Schrock Road, 8th Floor Board Room, Columbus, Ohio 43229, Thursday, April 26, 2001, at 10:00 A.M. (the "Meeting") to consider and act upon the following matters:

     1. Election of three directors to serve on the Board of Directors;

     2. Ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the ten months ended December 31, 2000;

     3.   Amend Article I of the Company's Amended Articles of
          Incorporation to change the name of the Company to Diamond Hill Investment Group, Inc.; and

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Any action may be taken on any one of the foregoing proposals at the Meeting or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on March 23, 2001, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof. A complete list of shareholders of the Company entitled to vote at the Meeting will be available for examination for purposes germane to the Meeting by any shareholder at the Company's office.

You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors of the Company and to mail it promptly in the enclosed envelope or you may vote by phone by using the control number identified on your proxy or electronically by Internet in accordance with the instructions on your proxy. The proxy will not be used if you attend and vote at the Meeting in person or if you revoke the proxy prior to the Meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS


                                Sandra L. Quinn, Secretary
Columbus, Ohio
March 26, 2001

IMPORTANT: THE PROMPT RETURN OF YOUR PROXY WILL SAVE THE COMPANY
THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO OBTAIN A QUORUM.  AN
ADDRESSED ENVELOPE
IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF THE
ENVELOPE IS
MAILED IN THE UNITED STATES.



                         PROXY STATEMENT
            FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                    THE BANC STOCK GROUP, INC.
                    TO BE HELD APRIL 26, 2001

     This Proxy Statement is furnished to the shareholders of The Banc Stock Group, Inc., a Florida corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held on April 26, 2001, (the "Meeting") and any adjournment thereof. A copy of the Notice of Meeting accompanies this Proxy Statement. It is anticipated that the mailing of the Proxy Statement will commence on March 26, 2001. Only shareholders of record at the close of business on March 23, 2001, the record date for the Meeting (the "Record Date"), will be entitled to vote at the Meeting.

     The purposes of this Meeting are to (1) elect three directors to serve on the Board of Directors, two for a three-year term and one for a one-year term; (2) to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the ten months ended December 31, 2000; (3) to amend Article I of the Company's Amended Articles of Incorporation to change the name of the Company to Diamond Hill Investment Group, Inc. and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof. The Company is not currently aware of any other matters which will come before the Meeting.

     The shareholder's form of proxy, when duly executed and received by the Company will be voted by the proxies at the Meeting as directed. A proxy returned without direction about business to be transacted at the Meeting will be voted (i) in favor of the election of David R. Meuse, John Rettig and Roderick H. Dillon, Jr. as directors of the Company, (ii) in favor of the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants and (iii) to amend Article I of the Company's Amended Articles of Incorporation to change the name of the Company to Diamond Hill Investment Group, Inc. The proxies will use their best judgment regarding other matters that properly come before the Meeting.

                      REVOCABILITY OF PROXY

     The execution and delivery of the enclosed form of proxy by a shareholder will not affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering a later dated proxy or a written notice of revocation to the Secretary of the Company at the address set forth above or by giving notice of revocation at the Meeting. When a shareholder votes at the Meeting, his or her vote will revoke any proxy previously granted by the shareholder.

             VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of the Record Date, there were 8,704,512 shares of Class A common Stock of the Company (the "Shares") which were outstanding and entitled to vote at the Meeting. Each share may cast one vote on each separate matter of business properly brought before the Meeting. There are no cumulative voting rights.

     Under the rules of the Securities and Exchange Commission ("SEC"), boxes and a designated space are provided on the form of proxy for shareholders to mark if they wish either to abstain on a proposal presented for shareholder approval or to withhold authority to vote for one or more nominees for election as a director of the Company. Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, the ratification of the independent accountants or the amending of the Amended Articles of Incorporation of the Company in order to change its name. Abstentions are counted as present for quorum purposes.

     Broker-dealers who hold their customers' Shares in street name may, under the applicable rules of the self-regulatory organization of which the broker-dealers are members, sign and submit proxies for such Shares and may vote Shares on routine matters, which, under such rules, typically include the election of directors; but broker-dealers may not vote such Shares on other matters, which would be considered non-routine, without specific instructions from the customer who owns such Shares. Proxies signed and submitted by broker-dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

                              QUORUM

     The Company can conduct business at the Meeting only if holders of a majority of the outstanding Shares entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. Assuming a quorum exists, the affirmative vote of a majority of the Shares outstanding as of the close of business on the Record Date is necessary to approve each of the proposed matters to be voted on. In the event that a quorum is not present at the time the Meeting is convened, a majority in interest of the holders of the Shares represented in person or by proxy may adjourn the Meeting, without notice other than announcement at the Meeting, until holders of the amount of Shares requisite to constitute a quorum shall attend. At any such adjourned Meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally called.

     The Company will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 31, 2001, certain information concerning Share ownership of all persons known by the Company to own beneficially five percent or more of the outstanding Shares, each director and officer of the Company and all officers and directors of the Company as a group, and the percentage of voting power (assuming exercise of all options which are currently exercisable):


Title of Name and Address of   Number of        Number of Options Total  %
Class    Beneficial Owner(and  Shares of Class  and/or Warrants
         YearTerm Expires for  A Common Stock   to Acquire shares
         Directors)            Beneficially     of Class A Common
                               Owned            Stock

Class A Jeffrey C. Barton             6,000        27,500         33,500  *
Common  290 E. Kossuth St.
Stock   Columbus, Ohio 43206
no par
value

Class A Larry A. Beres         (2003)  42,500        40,000       82,500  *
Common  7811 Winding Way South
Stock   Tipp City, Ohio 45371
no par
value

Class A Roger D. Blackwell     (2002) 73,700       10,000         83,700  *
Common  3380 Tremont Road
Stock   Columbus, Ohio 43221
no par
value

Class A Roderick H Dillon Jr A (2001)      -      200,000        200,000 2.2%
Common  46 East Sycamore Street
Stock   Columbus, Ohio 43206
no par
value

Class A Richard Desich         (2003)    27,450     10,000        37,450   *
Common  36 Lake Avenue
Stock   Elyria, Ohio 44036
no par
value

Class A James G. Mathias       (2003)    94,728     65,000       159,728 1.8%
Common  7707 Winding Way South
Stock   Tipp City, Ohio 45371
no par
value

Class A David R. Meuse       A (2001)   208,491          -       208,491 2.3%
Common  191 West Nationwide Blvd.
Stock   Suite 600
no par  Columbus, Ohio  43215
value

Class A Sandra L. Quinn                  10,500       47,000      57,500   *
Common  6288 Chelmsford Sq. E.
Stock   Columbus, Ohio 43229
no par
value

Class A John Rettig          A (2001)    38,040       20,000      58,040   *
Common  826 Third Avenue
Stock   Fremont, Ohio 43420
no par
value

Class A Directors and Officers          501,409      410,250    920,659 10.2%
Common  as a Group (9 persons)
Stock
no par
value

     *less than 1% of Class

(A) Roderick H. Dillon, Jr., is nominated to serve as a director for a one-year term; David R. Meuse and John Rettig are nominated to serve as directors for three-year terms.

                 DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains the name, position and age of each director and executive officer of the Company as of March 26, 2001. The Board of Directors are divided into three classes with staggered three-year terms. One class is subject to election at each annual meeting of the shareholders. Directors are elected to serve until the annual meeting of the shareholders applicable to the election of directors for their class, until their successors are duly elected and qualified or until their earlier resignation, removal from office, or death. As of the date of this Proxy Statement, there are two vacancies for the Board of Directors which the directors intend to fill, pursuant to the authority granted to the directors by the Company's Bylaws, as soon as qualified candidates are identified.

     The respective background of each director and executive officer is described in the following table. Each of the executive officers devotes his or her full-time efforts to the affairs of the Company.

            Name                   Position                            Age

    Roderick H. Dillon, Jr.  President and Director                     44

   Jeffrey C. Barton         Chief Financial Officer and Treasurer      54

   Sandra L. Quinn           Vice President and Secretary               35

   David R. Meuse            Director                                   55

   John Rettig               Director                                   60

   Dr. Roger Blackwell       Director                                   60

   Larry A. Beres            Director                                   54

   Richard Desich            Director                                   61

  James G. Mathias           Director                                   48



                             Nominees

     David R. Meuse was appointed by the Company's directors to serve on the Company's Board of Directors in August 2000. Mr. Meuse is a Principal for Stonehenge Holdings, Inc. ("Stonehenge") of Columbus, Ohio, where he is responsible for managing its affairs. Prior to joining Stonehenge, Mr. Meuse was the Chairman and Chief Executive Officer of Banc One Capital Holdings Corporation ("BCHC"), the holding company for the investment banking, merchant banking, securities brokerage, investment advisory and insurance activities of Bank One Corporation. He came to BCHC in 1990 when Bank One Corporation acquired Meuse, Rinker, Chapman, Endres & Brooks, a regional investment banking firm which Mr. Meuse founded in 1981. He is an active investor in venture capital and mezzanine finance opportunities, both personally and through Banc One Capital Partners Corporation. Mr. Meuse received his BA in Political Science from John Carroll University and subsequently attended Cleveland-Marshall College of Law at Cleveland State University and the University of Pennsylvania, Wharton School of Finance, Securities Industry. Mr. Meuse serves on the following boards: Alliance One Incorporated, Banc One Investment Advisors, Banc One Securities, Inc., BBQ Development, Inc., Bluestone Corporation, Bopp-Busch Manufacturing Company, Central Benefits Mutual Insurance Company, Columbus Association for the Performing Arts (CAPA)), Columbus Museum of Art, Cornerstone Industrial Group, Havens, Hardymon & Nick Advisory Board, John Carroll University, MCE Companies, Inc., NBBJ Architecture Advisory Board, Omnimold, LLC, Orion Holdings Corporation, ORIX Real Estate Capital Markets, LLC, RP&C International, Sportsworld Media Group, Stonehenge Holdings, Inc. and The Grote Company Advisory Board.

     John Rettig was elected to the Board of Directors of the Company in August 1998. Mr. Rettig is President and C.O.O. of The Quality Cleaners, Inc. since 1970. The volume dry-cleaning company does residential, commercial and fire restoration cleaning. Mr. Rettig has achieved the recognized Certified Environmental Dry-Cleaner status. Mr. Rettig attended Bowling Green State University from 1960-1961 studying Business Administration. Mr. Rettig served in the Adjutant General Corp. of the U.S. Army from 1961-1963, and continued his education through correspondence schooling. Mr. Rettig served as Chairman and as a member of the Board of Trustees for the Sandusky Metropolitan Housing Authority. He is also on the Board of Directors for Shoreline Properties, a ResortQuest Company. He served as Chairman and is still a member of the Sandusky County Board of Elections, and he served as Chairman and is Vice-Chairman of the Sandusky County Republican Central Committees.

     Roderick H. Dillon, Jr., was appointed President of the Company in May 2000. His responsibilities include general management of the operating activities of the Company and its subsidiaries. Mr. Dillon's initial focus centers on diversified financial portfolio management programs, and he serves as the Chief Investment Officer of Diamond Hill Capital Management, Inc. From
1997 through 2000, Mr. Dillon was a Vice President of   Loomis,
Sayles & Company. From 1993 through 1997, Mr. Dillon was President and Chief Investment Officer for Dillon Capital Management, an investment advisory firm acquired by Loomis, Sayles in 1997. Mr. Dillon received his B.S and M.A. degrees in Business Administration with a major in Finance from The Ohio State University and his MBA degree from the University of Dayton. He received his CFA designation from the Institute of Chartered Financial Analysts in 1982.

   Directors Whose Terms Continue Until the 2002 Annual Meeting

     Dr. Roger Blackwell was elected to serve on the Company's Board in February 1999. Dr. Blackwell is a Professor of Marketing at The Ohio State University. He is also President of Roger Blackwell Associates, Inc., a consulting firm in Columbus, Ohio. Dr. Blackwell co-authored one of the leading books on consumers entitled Consumer Behavior. It is used by business schools throughout North America, Europe, Asia and Africa. He has also written twenty-three other books on marketing strategy, research, and global marketing. One of his most recent publications is From Mind to Market, published by HarperBusiness. His new book, entitled Customers Rule!, is scheduled for release by Crown/Random House in early 2001. Dr. Blackwell received his B.S. and M.S. degrees from The University of Missouri and his Ph.D. from Northwestern University. He also received an honorary doctorate degree from The Cincinnati College of Mortuary Science. He resides in Columbus, Ohio, and serves on numerous boards of both privately and publicly held corporations, including Airnet Systems, Applied Industrial Technologies (formerly Bearings, Inc.), Checkpoint Systems, Frontstep, Flex-Funds, Max & Erma's Restaurants, Intimate Brands and Anthony and Sylvan Pools.

   Directors Whose Terms Continue Until the 2003 Annual Meeting

    Larry A. Beres became a Director of the Company in 1995.
Mr. Beres is Executive Vice President of Tooling Technology Group of Dayton, Ohio. The firm is a supplier of tooling to the plastics industry. He was formerly President of Formex, Inc., of Dayton, Ohio, a supplier of systems to the plastics industry. Mr. Beres graduated from Kent State University with a Bachelor of Science Degree in Chemistry and attended the K.S.U. MBA Program.

     Richard Desich became a Director of the Company in December 1999. Mr. Desich is the owner and President of Mid-Ohio
Securities since 1974, specializing in investment management and trustee / custodial services for individual retirement accounts.
Mr. Desich is also the President of Equity Oil and Gas Funds
Incorporated, specializing in producing oil and gas; and General
Principal for Maddie Consulting. He has lectured throughout the United States at various seminars and conferences on the topic of self-directed Individual Retirement Accounts. Mr. Desich is a
Director of the Lorain County Community College and of Accel International Corporation. He graduated from Ohio State University with a B.S.
degree in Finance.

     James G. Mathias became a Director of the Company in 1993. Dr. Mathias is also a Director of ShareholderOnline, Inc. Since 1988, Dr. Mathias has been a veterinarian practicing in Tipp City, Ohio, where he is the owner of the Tipp City Veterinary Hospital and Wellness Center. Dr. Mathias attended the University of Texas and completed his education at The Ohio State University, graduating from the College of Veterinary Medicine in 1978. He was a member of the Honor Society of Phi Zeta, a Veterinary Honor Society. Dr. Mathias is also founder and President of the Dayton North Women's Center and is a speaker on Ratite Medicine. He is also on the Veterinary Advisory Board of the Iams Company in Dayton, Ohio.


                     Committees and Meetings

     The Board of Directors of the Company held a total of seven meetings during the ten months ended December 31, 2000. The Board of Directors operates with the assistance of the Audit Committee, Executive Committee, Stock Option Committee, and the Executive Compensation Committee. The majority of Board Members attended all Board meetings during the past year.

  The function of the Audit Committee is to recommend to the Board of Directors the selection of the Independent Public Accountants to be employed by the Company and to review generally the scope of the audit and results thereof. The Audit Committee also reviews generally the Company's internal accounting controls, conducts or authorizes internal financial investigations and reviews any non-audit services provided by the independent auditors. The Board of Directors of the company has adopted a written charter governing its Audit Committee. The Audit Committee reviewed and discussed the audited financial statements of the Company with management; discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards Number 61; received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard Number 1, and discussed with the independent accountants the independent accountants' independence; and recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the ten months ended December 31, 2000. The members of the Audit Committee at December 31, 2000, were Larry Beres and John Rettig. Each of these members meets the NASDAQ rules and standards of independence. In addition, the Audit Committee consults with Jeffrey C. Barton, Chief Financial Officer of the Company. The Audit Committee held four meetings during the ten months ended December 31, 2000.

    The Executive Committee is authorized, when it is impractical or not in the best interest of the Company to wait until a Board of Directors meeting for approval, to take any and all action or incur any obligations which could be taken or incurred by the full Board of Directors. The members of the Executive Committee at December 31, 2000, were Sandra Quinn and Dr. James G. Mathias. The Executive Committee did not hold any meetings during the year ended December 31, 2000.

  The Stock Option Committee was formed to review proposals made by the President of the Company to award stock options and warrants under the 1993 Non-Qualified and Incentive Stock Option Plan (the "Plan")to officers, key employees, and individuals that participate in the development and growth of the Company. The Plan is intended to encourage officers and key employees of the Company to acquire or increase their ownership of the Company on reasonable terms. The opportunity provided is intended to foster in participants a strong incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its subsidiaries in the future. The Stock Option Committee did not hold any meetings during the year ended December 31, 2000.

  The Executive Compensation Committee has overall responsibility with respect to designing, approving, and evaluating the executive compensation plans, policies, and programs of the Company. The Executive Compensation Committee is responsible for establishing the relationship between pay levels and corporate performance and returns to shareholders and to monitor the results of such policies to assure that the compensation payable to the Company's executives provides overall competitive pay levels, creates proper incentives to enhance shareholder value, and rewards superior performance. The Committee has the authority to delegate responsibility for the day-to-day management of executive compensation payable to the officers of the Company. The Executive Compensation Committee held no meetings during the year ended December 31, 2000.




                      EXECUTIVE COMPENSATION

  The following table indicates the compensation paid to the President of the Company for the calendar year ended December
31, 2000, and those officers of the Company who received at least
$100,000 in compensation for the last three calendar years.

                   Summary Compensation Table

Name of Principal         Year  Salary    Bonus(B) Other*   Awards   All Other
and Position                                                Options(A)

Roderick H. Dillon, Jr.,  2000   96,435                     1,000,000 sh.
President

Michael E. Guirlinger,    2000   89,087             5,711
former President

Michael E. Guirlinger,    1999  101,574            33,975
President

Mark A. Davis, VP         1999   90,000            21,388       37,500 sh

Jeffrey C. Barton, CFO    1999  100,000    11,144               12,500 sh

Michael E. Guirlinger,    1998  100,000    91,812  46,828       81,010 sh
President

Mark A. Davis, VP         1998   85,000    90,406  62,589       40,000 sh

Edward E. Schmidt, EVP    1998   75,000    20,870   4,905        6,000 sh
* Commissions



(A) During the ten months ended December 31, 2000, warrants to purchase one million Shares were granted to Mr. Dillon with exercise prices of $1.60 per Share which vest, 20% upon the grant and 20% each year over four years. During the fiscal year ended February 29, 2000, options were granted, with terms of ten years to Messrs. Davis and Barton. Mr. Davis was awarded options to acquire 15,000 Shares which vested immediately, and options to acquire 15,000 Shares which vest 20% over five years, with an exercise price of $4.50 per Share and options to acquire 3,750 Shares which vested immediately, and options to acquire 3,750 Shares which vest 20% over five years, with an exercise price of $2.25 per Share.
Mr. Barton was awarded options to acquire 5,000 Shares which vested immediately, and options to acquire 5,000 Shares which vest 20% over five years, with an exercise price of $4.50 per Share and options to acquire 1,250 Shares which vested immediately, and options to acquire 1,250 Shares which vest 20% over five years, with an exercise price of $2.25 per Share. During the fiscal year ended February 28, 1999, options were granted with terms of ten years and exercise prices of $14.75 per Share to Messrs. Guirlinger, Davis and Schmidt. Mr. Guirlinger was awarded options to acquire 40,505 Shares which vested immediately and options to acquire 40,505 Shares which vest 20% over five years. Mr. Davis was awarded options to acquire 20,000 Shares which vested immediately and options to acquire 20,000 Shares which vest 20% over five years. Mr. Schmidt was awarded options to acquire 3,000 Shares which vested immediately and options to acquire 3,000 Shares which vest 20% over five years. Mr. Guirlinger has options to acquire 251,010 Shares which are exercisable. Mr. Davis has options to acquire 173,750 Shares which are exercisable and options to acquire 33,750 Shares which vest 20% over five years. Mr. Barton has options to acquire 7,500 Shares and warrants to acquire 20,000 Shares which are exercisable and options to acquire 5,000 Shares which vest 20% over five years.

No other officer of the Company received in excess of $100,000 in compensation.

Incentive Compensation Plan

All full-time executive employees of the Company are eligible to participate in the Company's Incentive Compensation Plan (the "IC Plan"). The IC Plan provides that a bonus fund will be established in an amount equal to 20% of the pre-tax realized profits of the Company in excess of a 15% pre-tax return on equity. The amount of the bonus fund is calculated each fiscal quarter on a cumulative basis. The allocation of the bonus fund is to be made by the President of the Company. The Company did not incur any expense under the Plan for the ten months ended December 31, 2000, or for the year ended February 29, 2000.

Stock Option Plan

The Company's 1993 Non-Qualified and Incentive Stock Option Plan authorizes the grant of options to purchase an aggregate of 2,500,000 Shares. The Plan provides that the Board of Directors, or a committee appointed by the Board, may grant options and otherwise administer the Option Plan. The exercise price of each incentive stock option or non-qualified stock option must be at least 100% of the fair market value of the Shares at the date of grant, and no such option may be exercisable for more than ten years after the date of grant. However, the exercise price of each incentive stock option granted to any shareholder possessing more than 10% of the combined voting power of all classes of capital stock of the Company on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.


Director Compensation


Each director who is not an employee of the Company is entitled to receive a fee of $500 plus travel expenses for each directors' meeting attended.


Stock Options and Warrants

  The following table sets forth certain information regarding options or warrants granted to the executive officers named in the Summary Compensation Table during the ten months ended December 31, 2000.


                         Number of           % of Total
                         Shares              Warrants    Exercise
                         Underlying          Granted to  Price Per Expiration
Name                     Warrants Granted    Employees   Share     Date

Roderick H. Dillon, Jr.    1,000,000         80%         $1.60     05/11/11


                 COMPLIANCE WITH SECTION 16(a) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than ten percent (10%) of the Shares, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and persons who beneficially own more than ten percent (10%) of the Shares are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 furnished to the Company, management of the Company believes that there were no reports filed late during the ten-month period ended December 31, 2000.

                EXPENSE AND MANNER OF SOLICITATION

  The expenses of the solicitation of the proxies for the
Meeting, including the cost of preparing, assembling and mailing the Notice, form of proxy, Proxy Statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by
the Company.   In addition to the mailing of the proxy material,
solicitation may be made in person or by telephone by officers or directors of the Company (none of whom have been employed to specifically solicit shareholders).

                           FORM 10-KSB

  The Form 10-KSB for the Company for the ten-month period ending December 31, 2000, is enclosed herewith but is not a part of the proxy solicitation material.

                            PROPOSAL 1
                      ELECTION OF DIRECTORS

  The Board of Directors of the Company has nominated David
R. Meuse, John Rettig, and Roderick H. Dillon, Jr. for election to the Board of Directors of the Company. Mr. Meuse and Mr. Rettig are members of the existing Board of Directors whose terms expire at the Meeting, and have been nominated to hold office for three year terms expiring at the annual meeting of the shareholders in the year 2004. Mr. Dillon has been nominated to hold office for a one-year term expiring at the annual meeting of the shareholders in the year 2002.

  A proposal to elect Messrs. Meuse, Rettig and Dillon will be presented to the shareholders at the Meeting. The three nominees receiving the highest number of votes will be elected.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE IN FAVOR OF MESSRS. MEUSE, RETTIG AND DILLON.

                            PROPOSAL 2
                     INDEPENDENT ACCOUNTANTS

  A proposal to ratify PricewaterhouseCoopers LLP as the Company's independent accountants for the ten months ended December 31, 2000, will be presented to the shareholders at the Meeting.

  A representative of PricewaterhouseCoopers will be present at the Meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from shareholders.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE IN FAVOR OF RATIFYING PRICEWATERHOUSECOOPERS LLP AS
THE COMPANY'S INDEPENDENT ACCOUNTS FOR THE TEN MONTHS ENDED
DECEMBER 31, 2000.


                            PROPOSAL 3
              AMENDMENT TO ARTICLES OF INCORPORATION

  On January 18, 2001, the Board of Directors of the
Company unanimously voted to amend Article I of the Amended Articles of Incorporation of the Company to change the name of the Company to "Diamond Hill Investment Group, Inc." The management and Board of Directors of the Company believe that the new name will better describe the Company's line of business. A proposal to amend Article I of the Amended Articles of Incorporation of the Company to change the name of the Company to "Diamond Hill Investment Group, Inc." will be presented to the shareholders at the Meeting.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE IN FAVOR OF THIS AMENDMENT TO THE AMENDED ARTICLES
OF INCORPORATION OF THE COMPANY.

                      SHAREHOLDER PROPOSALS

  Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with SEC regulations and the Company's Bylaws. Should a shareholder wish to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the SEC, the proposal must be received by the Secretary of the Company at 1105 Schrock Road, Columbus, Ohio 43229, on or before November 24, 2001. If a shareholder intends to present a proposal at next year's annual meeting but does not intend to seek the inclusion of such proposal in the Company's proxy statement, such proposal must be received by the Company prior to February 7, 2002, or the Company's management proxies will be entitled to use their discretion voting authority should such proposal be raised without any discussion of the matter in the proxy statement.

                          OTHER BUSINESS

  The Board of Directors knows of no other business to be acted upon at the Meeting. However, if any other business properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote on such matters in accordance with their best judgment.

  The prompt completion, execution, and delivery of your Proxy will be appreciated. Please note that whether or not you expect to attend the Meeting, please complete and sign the Proxy and return it in the enclosed envelope or vote your proxy electronically via the Internet or telephonically.




                             PROXY

                   THE BANC STOCK GROUP, INC.

                       1105 Schrock Road
                      Columbus, Ohio 43229

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Shareholders, April 26, 2001

    The undersigned hereby appoints Roderick H. Dillon, Jr. and Sandra L. Quinn and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of The Banc Stock Group, Inc. (the "Company") to be held on April 26, 2001, or any adjournment thereof, and to vote all shares of Class A Common Stock of the Company (the "Shares") which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below:

    This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directive is made, the Shares represented by this Proxy will be voted "FOR" the election of the named nominees for directors, "FOR" the proposal to adopt an amendment to Article I of the Amended Articles of Incorporation of the Company to change the name of the Company to Diamond Hill Investment Group, Inc. and "FOR" the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants and auditors for the ten months ended December 31, 2000. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such matters as the directors may recommend.

    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders dated March 26, 2001, the Proxy Statement furnished therewith, and the Company's Form 10-KSB for the ten month period ended December 31, 2000. Any proxy heretofore given to vote the Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

SEE REVERSE     PLEASE MARK, SIGN, DATE AND RETURN THE       SEE REVERSE
   SIDE         PROXY CARD PROMPTLY IN THE ENCLOSED             SIDE
                ENVELOPE, UNLESS VOTING ELECTRONICALLY.

                                                Please mark your "X"
                                                vote like this.

1.To elect the nominees named below   2. To adopt an amendment to Article I of
as directors. Nominees: Roderick H.      the Amended Articles of Incorporation
H. Dillon, Jr. (term of one year),       of The Banc Stock Group, Inc. to change
David R. Meuse (term of three years),    its name to Diamond Hill Investment
John Rettig (term of three years).       Group, Inc.

      FOR      WITHHOLD                 FOR       AGAINST   ABSTAIN

     FOR ALL (Except Nominee(s)       3. To ratify the appointment of
     written above)                      PricewaterhouseCoopers LLP as the
                                         independent accountants and auditors
                                         for the ten month period ended
                                         December 31, 2000.

                                       FOR       AGAINST   ABSTAIN

IF YOU WISH TO VOTE ELECTRONICALLY, PLEASE READ THE INSTRUCTIONS BELOW


                                        COMPANY NUMBER:

                                        PROXY NUMBER:

                                        ACCOUNT NUMBER:


Signature:               Date:            Signature:            Date:
Please sign exactly as your name or names appear hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by president or other authorized person.
-------------------------------------------------------------------------------
         ^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^
                  VOTE BY TELEPHONE OR INTERNET
                     QUICK***EASY***IMMEDIATE

                    THE BANC STOCK GROUP, INC.

You can now vote your shares electronically through the Internet or the telephone.

This eliminates the need to return the proxy card.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.


TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

   PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED ELECTRONICALLY


                   THE BANC STOCK GROUP, INC.
                    Audit Committee Charter

The audit committee is a committee of the board of directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls which management and the board of directors have established, and the audit process. This charter specifies the scope of the audit committee's responsibilities, and how it carries out those responsibilities, including structure, processes, and membership requirements.

In meeting its responsibilities, the audit committee is expected to:

    1) Provide an open avenue of communication between the independent accountant, and the board of directors.

    2)  Review and update the committee's charter annually.

    3) Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountants. The outside auditor is ultimately accountable to the board of directors and the audit committee, as representatives of shareholders, and these shareholder representatives' have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

        In connection with each SEC filing the audit committee should discuss with the auditor the auditor's judgments about the quality, not just the acceptability, of the company's accounting principles as applied in its financial reporting. Since the primary responsibility for establishing the company's accounting principles rests with management, the discussion generally would include management as an active participant. The discussion should include such matters as the consistency of application of the company's accounting policies and the clarity, consistency and completeness of the company's accounting information contained in the financial statements and related disclosures. The discussion should also include items that have a significant impact on the representational faithfulness, verifiability, neutrality, and consistency of the accounting information included in the financial statements. Examples of items that may have such impact are the following:

            Selection of new or changes to accounting policies;

            Estimates, judgments, and uncertainties;

            Unusual transactions;

            Accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded.

        The discussion should be tailored to the company's specific circumstances, including accounting applications and practices not explicitly addressed in the accounting literature, for example, those that may be unique to an industry. Objective criteria have not been developed to aid in the consistent evaluation of the quality of the company's accounting measurements and disclosures. Given this lack of objective criteria and to facilitate an open and frank discussion, the auditor's judgments should not be communicated in writing. As a result, the audit committee need only document in the minutes that the discussion has taken place, the date of the discussion, and the participants.

    4) Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant. The audit committee is responsible for ensuring it receives from the outside auditors, a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, and the audit committee is responsible for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to ensure the independence of the outside auditor.

    5) Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.


    6) Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

    7)  Consider and review with the independent accountant:

       a) The adequacy of the company's internal controls including computerized information system controls and security.

       b)    Any related significant findings and
             recommendations of the independent accountant together with management's responses thereto.

    8) Review with management and the independent accountant at the completion of the annual examination:

       a) The company's annual financial statements and related footnotes.

       b) The independent accountant's audit of the financial statements and his or her report thereon.

       c)    Any significant changes required in the
             independent accountant's audit plan.

       d) Any serious difficulties or disputes with management encountered during the course of the audit.

       e) Other matters related to the conduct of the audit that are to be communicated to the committee under generally accepted auditing standards.

    9) Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

    10) Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

    11) Review with the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct.

    12) Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

    13) Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

    14) The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

    15) The committee shall meet at least annually or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

    16) The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

The membership of the audit committee shall consist of at least two independent members of the board of directors who shall serve at the pleasure of the board of directors and independent directors will be a majority of the audit committee. Audit committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.